DATA PURCHASE AGREEMENT

          This Data Purchase Agreement (the “Agreement”) is made and entered into as of the 27th day of July, 2010 by and between Maverick Minerals Corporation, a Nevada corporation with an address at 2501 Lansdowne Avenue, Saskatoon, Saskatchewan S7J 1H3 (the “Purchaser”), Leighton F. Young Jr. of 10046 Wickersham Lane Houston, Texas 77042 and Robert Fendley of P.O. Box 22 Simonton, Texas 77476 (together the “Vendors”). Purchaser and Vendors are referred to collectively in this Agreement as the “Parties,” and individually as a “Party”.

RECITALS

          WHEREAS, the Vendors own data relating to certain oil and gas mineral leases located in Fort Bend and Wharton Counties, Texas (the “Properties”), including among other things: electric logs, seismic work, seismic reprocessing, data from the Texas Railroad Commission (such as production information and completion information), and draft maps (referred to herein collectively as the “Geologic Data”).

          WHEREAS, Purchaser desires to purchase the Geologic Data from the Vendors that pertains to the Properties (the “Purchased Geologic Data”).

          WHEREAS, the Vendors wish to grant the Purchaser the exclusive right to purchase the Purchased Geologic Data from the Vendors under the terms and conditions set forth in this Agreement.

          NOW THEREFORE, in consideration of the premises and of the mutual promises, representations, covenants, conditions and agreements contained herein, the parties hereto, intending to be legally bound by the terms hereof, covenant and agree as follows:

1.       PURCHASE AND SALE OF DATA.

          In accordance with the terms and conditions of this Agreement, the Vendors hereby agree to sell, and Purchaser agrees to purchase, at and on the date of the Closing described in Section 3 below, the Purchased Geologic Data.

2.       PURCHASE PRICE.

          The consideration to be paid by Purchaser to the Vendors for the Purchased Geologic Data shall be $350,000 (the “Purchase Price”). The Purchase Price shall be paid by the Purchaser by way of issuance of an aggregate of 350,000 shares (the “Shares”) of the common stock of the Purchaser at a deemed price of $1.00 per Share, to be allocated as follows: (i) 175,000 Shares to Leighton F. Young Jr.; and (ii) 175,000 Shares to Robert Fendley.

3.       CLOSING.

          Closing of the acquisition of the Purchased Geologic Data shall be July 27, 2010 or such other date acceptable to Purchaser and the Vendors.

          At the Closing for the Purchased Geologic Data, Purchaser shall deliver to the Vendors share certificates representing the Shares. Purchaser shall also pay any sales or use taxes, if any, applicable to the sale of the Purchased Geologic Data.

          At the Closing the Vendors shall deliver to Purchaser a Bill of Sale for the Purchased Geologic Data, in the form of Exhibit A attached hereto. At the Closing, title to the Purchased Geologic Data and risk of loss with respect thereto shall pass to Purchaser upon delivery of the Bill of Sale by the Vendors.

4.       CONDITIONS TO CLOSING.

          Neither Party shall be obligated to consummate the Closing of the sale of the Purchased Geologic Data if any court, arbitrator or governmental agency shall have issued any order, decree or ruling, or if there exists any statute, rule or regulation restraining, enjoining or prohibiting the consummation of the transactions contemplated hereby.

5.       WARRANTY BY THE VENDORS

          Nothing in this Agreement, or otherwise, shall be construed to obligate the Vendors to furnish any information other than the Purchased Geologic Data to the Purchaser.

          THE PURCHASED GEOLOGIC DATA IS SOLD “AS IS” AND THE VENDORS EXPRESSLY DISCLAIM ALL OTHER REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, WITH RESPECT TO THE PURCHASED GEOLOGIC DATA, INCLUDING, BUT NOT LIMITED TO, THE ACCURACY, RELIABILITY, QUALITY OR COMPLETENESS OF THE PURCHASED GEOLOGIC DATA, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE OR USE, THE PRESENCE OR ABSENCE OF COMMERCIAL QUANTITIES OF OIL OR NATURAL GAS IN ANY PROPERTIES OWNED OR TO BE ACQUIRED BY PURCHASER, OR THE PAST, PRESENT OR FUTURE VALUE OF THE PURCHASED GEOLOGIC DATA. PURCHASER AGREES THAT IT SHALL RELY ON THE PURCHASED GEOLOGIC DATA AT ITS SOLE RISK.

6.       NOTICES.

          Any notices and other communications required by this Agreement shall be in writing and shall be deemed given on the day when delivered personally or by facsimile transmission (with confirmation), on the next business day when delivered to a nationally recognized overnight courier, or three (3) business days after deposited as certified mail, return receipt requested, addressed to the recipient Party at its address set forth below, or at such other address or facsimile number for a Party as shall be specified by like notice:

If to Vendors:	If to Purchaser:

To the respective Vendor at the address on	Maverick Minerals Corporation
the initial page of this Agreement.	2501 Lansdowne Avenue, Saskatoon,
Saskatchewan S7J 1H3

Attention: Robert Kinloch
           President
Facsimile: 306-343-5799

7.	ACKNOWLEDGEMENTS OF THE VENDORS

Each of the Vendors jointly and severally acknowledge and agree that:

(a)

none of the Shares have been or will be registered under the Securities Act of 1933 (the “1933 Act”), or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable securities laws;

	(b)	the Purchaser has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act or any other applicable securities legislation;

	(c)	the Vendors have received and carefully read this Agreement;

(d)

the decision to execute this Agreement and acquire the Shares hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Purchaser and such decision is based entirely upon a review of any public information which has been filed by the Purchaser with the Securities and Exchange Commission ("SEC") in compliance, or intended compliance, with applicable securities legislation;

(e)

the Vendors and the Vendors’ advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Purchaser in connection with the issuance of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable by the Purchaser without unreasonable effort or expense;

(f)

upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(g)

the Vendors have been advised to consult the Vendors' own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Purchaser is not in any way responsible) for compliance with applicable resale restrictions;

(h)

none of the Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Vendors that any of the Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the shares of common stock of the Purchaser on the Financial Industry Regulatory Authority's Over-the- Counter Bulletin Board;

(i)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(j)	no documents in connection with the sale of the Shares hereunder have been reviewed by the SEC or any state securities administrators; and

(k)	there is no government or other insurance covering any of the Shares.

8.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE VENDORS

          The Vendors hereby jointly and severally represent and warrant to and covenants with the Purchaser (which representations, warranties and covenants shall survive the Closing) that:

(a)	each of the Vendors is a U.S. resident;

(b)	the Vendors are aware that an investment in the Purchaser is speculative and involves certain risks, including the possible loss of the entire investment;

(c)

the Vendors have made an independent examination and investigation of an investment in the Shares and the Purchaser and has depended on the advice of its legal and financial advisors and agrees that the Purchaser will not be responsible in any way whatsoever for the Vendors' decision to invest in the Shares and the Purchaser;

(d)

each of the Vendors: (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) is able to fend for itself in the Subscription; (iv) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Securities and the Purchaser; and (v) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(e)

the Vendors understand and agree that the Purchaser and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Vendors shall promptly notify the Purchaser;

(f)	the Vendors have the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto;

(g)	each of the Vendors is an ‘accredited investor’ in the United States, as that term is defined in Rule 501 of Regulation D, promulgated by the SEC under the 1933 Act;

(h)

the Vendors are acquiring the Shares as principal for their own account for investment purposes only and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Shares;

(i)

the decision to execute this Agreement and acquire the Shares has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Purchaser and such decision is based solely upon the Purchaser’s public filings with the SEC.

(j)	the Vendors have duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Vendors enforceable against the Vendors in accordance with its terms;

(k)

the Vendors are not an underwriter of, or dealer in, the common shares of the Purchaser, nor are the Vendors participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(l)	the Vendors are not a broker or a dealer in securities, nor is the Vendors affiliated with any securities broker or dealer;

(m)

the Vendors understand and agree not to engage in any hedging transactions involving any of the Shares unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(n)

the Vendors understand and agree that the Purchaser will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(o)	the Vendors have the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Shares and the Purchaser;

(p)

the Vendors are not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(q)	no person has made to the Vendors any written or oral representations,

	(i)	that any person will resell or repurchase any of the Shares,

	(ii)	that any person will refund the purchase price of any of the Shares,

	(iii)	as to the future price or value of any of the Shares, or

(iv)

that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Purchaser on any stock exchange or automated dealer quotation system, with the exception that the Purchaser acknowledges that the Purchaser’s shares of common stock are presently quoted and trading on the Financial Industry Regulatory Authority's Over-the-Counter Bulletin Board (the “OTC Bulletin Board”) and that Shares following the applicable hold periods will available for trading on the OTC Bulletin Board.

In this Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S.

9.       ASSIGNMENT.

          Purchaser shall not assign or delegate its rights, interests or obligations under this Agreement to any third party.

10.     GOVERNING LAW.

          The validity, performance, and enforcement of this Agreement shall be governed by the laws of the State of Nevada without giving effect to the principles of conflicts of law of such state.

11.     TERMINATION.

          This Agreement shall terminate automatically if the Closing has not occurred, for whatever reason, by July 30, 2010.

12.     ENTIRE AGREEMENT.

          This Agreement constitutes the entire agreement and understanding between the Parties and integrates all prior discussions and writings between them related to the subject matter hereof. This Agreement may be amended or modified only pursuant to a written instrument executed by an authorized representative of each Party. This Agreement may be executed in two counterparts which shall together constitute a single instrument.

          IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

/s/ Robert Fendley	MAVERICK MINERALS CORPORATION
ROBERT FENDLEY
By: /s/ Robert Kinloch

Name: Robert Kinloch

Title: President

/s/ Leighton F. Young
LEIGHTON F. YOUNG JR.

EXHIBIT A
TO
DATA PURCHASE AGREEMENT
DATED JULY 27, 2010

BILL OF SALE

          Leighton F. Young Jr. of 10046 Wickersham Lane Houston, Texas 77042 and Robert Fendley of P.O. Box 22 Simonton, Texas 77476 (together the “Sellers”), in consideration of Ten Dollars ($10.00) and other good and valuable consideration paid by Maverick Minerals Corporation, a Nevada corporation, (the “Purchaser”), the receipt and sufficiency of which are hereby acknowledged, does hereby grant, sell, transfer and deliver to Purchaser the Purchased Geologic Data more particularly described in the data purchase agreement among the parties dated July 27, 2010 attached hereto and made a part hereof.

          THE GEOLOGIC DATA IS SOLD “AS IS” AND SELLERS EXPRESSLY DISCLAIM ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, WITH RESPECT TO THE GEOLOGIC DATA, INCLUDING, BUT NOT LIMITED TO, THE ACCURACY, RELIABILITY, QUALITY OR COMPLETENESS OF THE GEOLOGIC DATA, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE OR USE, THE PRESENCE OR ABSENCE OF COMMERCIAL QUANTITIES OF OIL OR NATURAL GAS IN ANY PROPERTIES OWNED OR TO BE ACQUIRED BY PURCHASER, OR THE PAST, PRESENT OR FUTURE VALUE OF THE GEOLOGIC DATA. PURCHASER AGREES THAT IT SHALL RELY ON THE GEOLOGIC DATA AT ITS SOLE RISK.

          IN WITNESS WHEREOF, Seller and Purchaser have executed this Bill of Sale this ___ day of _________, 2010.

__________________________________	MAVERICK MINERALS CORPORATION
ROBERT FENDLEY
By: _________________________________

Name: _______________________________

Title: ________________________________

__________________________________
LEIGHTON F. YOUNG JR.